                                                                  EXHIBIT 10.2

               NATIONAL GOLF PROPERTIES, INC.

               Deferred Compensation Plan
               Master Plan Document
================================================================================


                            EFFECTIVE JUNE 1, 1997

NATIONAL GOLF PROPERTIES, INC.

Deferred Compensation Plan
          Master Plan Document
================================================================================

                               TABLE OF CONTENTS

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PURPOSE........................................................................1

ARTICLE I. Definitions.........................................................1

     1.1. "Account Balance"....................................................1
     1.2. "Annual Bonus".......................................................1
     1.3. "Annual Company Contribution Amount".................................1
     1.4. "Annual Company Matching Amount".....................................1
     1.5. "Annual Deferral Amount".............................................1
     1.6. "Annual Restricted Stock Amount".....................................2
     1.7. "Annual Stock Option Amount".........................................2
     1.8. "Base Annual Salary".................................................2
     1.9. "Beneficiary"........................................................2
     1.10. "Beneficiary Designation Form"......................................2
     1.11. "Board".............................................................2
     1.12. "Change in Control".................................................2
     1.13. "Claimant"..........................................................3
     1.14. "Code"..............................................................3
     1.15. "Committee".........................................................3
     1.16. "Company"...........................................................3
     1.17. "Company Contribution Account"......................................3
     1.18. "Company Matching Account"..........................................3
     1.19. "Deduction Limitation"..............................................3
     1.20. "Deferral Account"..................................................4
     1.21. "Director"..........................................................4
     1.22. "Directors Fees"....................................................4
     1.23. "Disability"........................................................4
     1.24. "Disability Benefit"................................................4
     1.25. "Election Form".....................................................4
     1.26. "Eligible Stock Option".............................................5
     1.27. "Employee"..........................................................5
     1.28. "Employer(s)".......................................................5
     1.29. "ERISA".............................................................5
     1.30. "First Plan Year"...................................................5
     1.31. "401(k) Plan".......................................................5
     1.32. "Quarterly Installment Method"......................................5
     1.33. "Equity Plan".......................................................5

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NATIONAL GOLF PROPERTIES, INC.

Deferred Compensation Plan
          Master Plan Document
================================================================================

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1.34. "Participant"........................................................5
1.35. "Plan" ..............................................................6
1.36. "Plan Agreement" ....................................................6
1.37. "Plan Year" .........................................................6
1.38. "Pre-Retirement Survivor Benefit" ...................................6
1.39. "Qualifying Gain"....................................................6
1.40. "Restricted Stock"...................................................6
1.41. "Restricted Stock Account"...........................................6
1.42. "Restricted Stock Amount"............................................7
1.43. "Retirement", "Retire(s)" or "Retired"...............................7
1.44. "Retirement Benefit" ................................................7
1.45. "Short-Term Payout"..................................................7
1.46. "Stock"..............................................................7
1.47. "Stock Option Account" ..............................................7
1.48. "Stock Option Amount"................................................7
1.49. "Termination Benefit"................................................8
1.50. "Termination of Employment"..........................................8
1.51. "Trust"..............................................................8
1.52. "Unforeseeable Financial Emergency"..................................8
1.53. "Years of Plan Participation"........................................8
1.54. "Years of Service"...................................................8

ARTICLE II. Selection, Enrollment, Eligibility.............................8

2.1. Selection By Committee................................................8
2.2. Enrollment Requirements...............................................9
2.3. Eligibility; Commencement of Participation............................9
2.4. Termination of Participation and/or Deferrals.........................9

ARTICLE III. Deferral Commitments/Company Matching/Crediting/Taxes.........9

3.1. Minimum Deferrals.....................................................9
3.2. Maximum Deferral.....................................................10
3.3. Election to Defer; Effect of Election Form...........................11
3.4. Withholding of Annual Deferral Amounts...............................12
3.5. Annual Company Contribution Amount...................................12
3.6. Annual Company Matching Amount.......................................13
3.7. Stock Option Amount..................................................13
3.8. Restricted Stock Amount..............................................13
3.9. Investment of Trust Assets...........................................13
3.10. Sources of Stock....................................................13
3.11. Vesting.............................................................13
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          Master Plan Document
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
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    3.12. Crediting/Debiting of Account Balances............................14
    3.13. FICA and Other Taxes..............................................17
    3.14. Distributions.....................................................18

ARTICLE IV. Short-Term Payout; Unforeseeable Financial Emergencies;
    Withdrawal Election.....................................................18

    4.1.  Short-Term Payout.................................................18
    4.2.  Other Benefits Take Precedence Over Short-Term....................19
    4.3.  Withdrawal Payout/Suspensions for Unforeseeable Financial
            Emergencies.....................................................19
    4.4.  Withdrawal Election...............................................19
    4.5.  Distribution of Dividends.........................................20

ARTICLE V. Retirement Benefit...............................................20

    5.1.  Retirement Benefit................................................20
    5.2.  Payment of Retirement Benefit.....................................20
    5.3.  Death Prior to Completion of Retirement Benefit...................20

ARTICLE VI. Pre-Retirement Survivor Benefit.................................20

    6.1.  Pre-Retirement Survivor Benefit...................................20
    6.2.  Payment of Pre-Retirement Survivor Benefit........................21

ARTICLE VII. Termination Benefit............................................21

    7.1.  Termination Benefit...............................................21
    7.2.  Payment of Termination Benefit....................................21

ARTICLE VIII. Disability Waiver and Benefit.................................21

    8.1.  Disability Waiver.................................................21
    8.2.  Continued Eligibility; Disability Benefit.........................22

ARTICLE IX. Beneficiary Designation.........................................22

    9.1.  Beneficiary.......................................................22
    9.2.  Beneficiary Designation; Change; Spousal Consent..................22
    9.3.  Acknowledgment....................................................23
    9.4.  No Beneficiary Designation........................................23
    9.5.  Doubt as to Beneficiary...........................................23
    9.6.  Discharge of Obligations..........................................23

ARTICLE X. Leave of Absence.................................................23

    10.1. Paid Leave of Absence.............................................23
    10.2. Unpaid Leave of Absence...........................................23

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NATIONAL GOLF PROPERTIES, INC.

Deferred Compensation Plan
          Master Plan Document
================================================================================

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ARTICLE XI. Termination, Amendment or Modification..........................24

    11.1. Termination.......................................................24
    11.2. Amendment.........................................................24
    11.3. Effect of Payment.................................................25

ARTICLE XII. Administration.................................................25

    12.1. Committee Duties..................................................25
    12.2. Agents............................................................25
    12.3. Binding Effect of Decisions.......................................25
    12.4. Indemnity of Committee............................................25
    12.5. Employer Information..............................................26

ARTICLE XIII. Other Benefits and Agreements.................................26

    13.1. Coordination with Other Benefits..................................26

ARTICLE XIV. Claims Procedures..............................................26

    14.1. Presentation of Claim.............................................26
    14.2. Notification of Decision..........................................26
    14.3. Review of a Denied Claim..........................................27
    14.4. Decision on Review................................................27
    14.5. Legal Action......................................................27

ARTICLE XV. Trust...........................................................27

    15.1. Establishment of the Trust........................................27
    15.2. Interrelationship of the Plan and the Trust.......................28
    15.3. Distributions From the Trust......................................28
    15.4. Stock Transferred to the Trust....................................28

ARTICLE XVI. Miscellaneous..................................................28

    16.1. Status of Plan....................................................28
    16.2. Unsecured General Creditor........................................28
    16.3. Employer's Liability..............................................28
    16.4. Nonassignability..................................................29
    16.5. Not a Contract of Employment......................................29
    16.6. Furnishing Information............................................29
    16.7. Terms.............................................................29
    16.8. Captions..........................................................29
    16.9. Governing Law.....................................................29
    16.10. Notice...........................................................30
    16.11. Successors.......................................................30

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          Master Plan Document
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
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     16.12. Spouse's Interest.................................................30
     16.13. Validity..........................................................30
     16.14. Incompetent.......................................................30
     16.15. Court Order.......................................................30
     16.16. Distribution in the Event of Taxation.............................31
     16.17. Insurance.........................................................31
     16.18. Legal Fees to Enforce Rights After Change in Control..............31
     16.19. Status of Company as a REIT.......................................32



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                                      -v-
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NATIONAL GOLF PROPERTIES, INC.

Deferred Compensation Plan
          Master Plan Document
================================================================================

                        NATIONAL GOLF PROPERTIES, INC.

                          DEFERRED COMPENSATION PLAN

                            EFFECTIVE JUNE 1, 1997

                                    PURPOSE

          The purpose of this Plan is to provide specified benefits to a select group of management and highly compensated Employees and Directors who contribute materially to the continued growth, development and future business success of National Golf Operating Partnership, L.P., a Delaware limited partnership, and National Golf Properties, Inc., a Maryland corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                                  ARTICLE I.
                                  DEFINITIONS

          For purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1. "Account Balance" shall mean, with respect to a Participant, a credit on the records of the Employer equal to the sum of (i) the Deferral Account balance, (ii) the vested Company Contribution Account balance, (iii) the vested Company Matching Account balance, (iv) the Stock Option Account balance and (v) the Restricted Stock Account balance. The Account Balance, and each other specified account balance, shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.2. "Annual Bonus" shall mean any compensation, in addition to Base Annual Salary relating to services performed during any calendar year, whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year, payable to a Participant as an Employee under any Employer's annual bonus and cash incentive plans, excluding stock options and restricted stock.

1.3. "Annual Company Contribution Amount" shall mean, for any one Plan Year, the amount determined in accordance with Section 3.5.

1.4. "Annual Company Matching Amount" for any one Plan Year shall be the amount determined in accordance with Section 3.6.

1.5. "Annual Deferral Amount" shall mean that portion of a Participant's Base Annual Salary, Annual Bonus and Directors Fees that a Participant elects to have, and is deferred, in accordance with Article 3, for any one Plan Year. In the event of a Participant's
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NATIONAL GOLF PROPERTIES, INC.

Deferred Compensation Plan
          Master Plan Document
================================================================================

       Retirement, Disability (if deferrals cease in accordance with Section 8.1), death or a Termination of Employment prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

1.6. "Annual Restricted Stock Amount" shall mean, with respect to a Participant for any one Plan Year, the value of unvested restricted stock under an Equity Plan surrendered by the Participant in exchange for a Restricted Stock Account balance, in accordance with Section 3.8 of this Plan.

1.7. "Annual Stock Option Amount" shall mean, with respect to a Participant for any one Plan Year, the amount of Qualifying Gains deferred on Eligible Stock Option exercise in accordance with Section 3.7 of this Plan, calculated using the closing price of Stock, regular way, on the New York Stock Exchange, or such other exchange on which the Stock may then be listed, as of the end of the business day on which such Eligible Stock Option is exercised, or if it is not exercised on a business day, as of the end of the business day closest to the date of such exercise.

1.8. "Base Annual Salary" shall mean the annual cash compensation relating to services performed during any calendar year, whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year, excluding bonuses, commissions, overtime, fringe benefits, stock options, relocation expenses, incentive payments, non-monetary awards, directors fees and other fees, automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee's gross income). Base Annual Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans of any Employer and shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by any Employer; provided, however, that all such amounts will be included in compensation only to the extent that, had there been no such plan, the amount would have been payable in cash to the Employee.

1.9. "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 9, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.10. "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.11.  "Board" shall mean the board of directors of the Company.

1.12. "Change in Control" shall mean the first to occur of any of the following stockholder-approved transactions to which the Company is a party:
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          Master Plan Document
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     (a)  a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all obligations hereunder are assumed by the successor entity;

     (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exception to clause (a), above; or

     (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

1.13. "Claimant" shall have the meaning set forth in Section 14.1.

1.14. "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

1.15. "Committee" shall mean the committee described in Article 12.

1.16. "Company" shall mean National Golf Properties, Inc., a Maryland corporation, and any successor to all or substantially all of the Company's assets or business.

1.17. "Company Contribution Account" shall mean (i) the sum of the Participant's Annual Company Contribution Amounts, plus (ii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Company Contribution Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Contribution Account.

1.18. "Company Matching Account" shall mean (i) the sum of all of a Participant's Annual Company Matching Amounts, plus (ii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Company Matching Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Matching Account.

1.19. "Deduction Limitation" shall mean the following described limitation on a benefit that may otherwise be distributable pursuant to the provisions of this Plan. Except as otherwise provided, this limitation shall be applied to all distributions that are "subject to the Deduction Limitation" under this Plan. If an Employer determines in good faith prior

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          Master Plan Document
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      to a Change in Control that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Employer would not be deductible by the Employer solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Employer to ensure that the entire amount of any distribution to the Participant pursuant to this Plan prior to the Change in Control is deductible, the Employer may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall continue to be credited/debited with additional amounts in accordance with
      Section 3.11 below, even if such amount is being paid out in installments. The amounts so deferred and amounts credited thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Employer in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Section 162(m), or if earlier, the effective date a Change in Control. Notwithstanding anything to the contrary in this Plan, the Deduction Limitation shall not apply to any distributions made after a Change in Control.

1.20 "Deferral Account" shall mean (i) the sum of all of a Participant's Annual Deferral Amounts, plus (ii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Deferral Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Deferral Account.

1.21. "Director" shall mean any member of the board of directors of any Employer.

1.22. "Directors Fees" shall mean the annual fees paid by any Employer, including retainer fees and meetings fees, as compensation for serving on the board of directors.

1.23. "Disability" shall mean a period of disability during which a Participant qualifies for permanent disability benefits under the Participant's Employer's long-term disability plan, or, if a Participant does not participate in such a plan, a period of disability during which the Participant would have qualified for permanent disability benefits under such a plan had the Participant been a participant in such a plan, as determined in the sole discretion of the Committee. If the Participant's Employer does not sponsor such a plan, or discontinues to sponsor such a plan, Disability shall be determined by the Committee in its sole discretion.

1.24. "Disability Benefit" shall mean the benefit set forth in Article 8.

1.25. "Election From" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

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1.26.  "Eligible Stock Option" shall mean one or more qualified or non-qualified stock option(s) selected by the Committee in its sole discretion and exercisable under an Equity Plan.

1.27.  "Employee" shall mean a person who is an employee of any Employer.

1.28. "Employer(s)" shall mean National Golf Properties Operating Partnership, L.P., the Company and/or any of its subsidiaries (now in existence or hereafter formed or acquired) that have been selected by the Board to participate in the Plan and have adopted the Plan as a sponsor.

1.29. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.30. "First Plan Year" shall mean the period beginning June 1, 1997 and ending December 31, 1997.

1.31. "401(k) Plan" shall be that certain National Golf Operating Partnership, L.P. Employee Savings Plan, effective October 1, 1993, adopted by the Company.

1.32. "Quarterly Installment Method" shall be a quarterly installment payment over the number of quarters selected by the Participant in accordance with this Plan, calculated as follows: The Account Balance of the Participant shall be calculated as of the close of business three business days prior to the last business day of the quarter. The quarterly installment shall be calculated by multiplying this balance by a fraction, the numerator of which is one, and the denominator of which is the remaining number of quarterly payments due the Participant. By way of example, if the Participant elects a 40 quarter Quarterly Installment Method, the first payment shall be 1/40 of the Account Balance, calculated as described in this definition. The following quarter, the payment shall be 1/39 of the Account Balance, calculated as described in this definition. Each quarterly installment shall be paid on or as soon as practicable after the last business day of the applicable quarter.

1.33. "Equity Plan" shall mean any stock option or other incentive compensation plan which is maintained by the Company or National Golf Operating Partnership, L.P. and which provides for grants of stock options and/or restricted stock.

1.34. "Participant" shall mean any Employee or Director (i) who is selected to participate in the Plan, (ii) who elects to participate in the Plan,
       (iii) who signs a Plan Agreement, an Election Form and a Beneficiary Designation Form, (iv) whose signed Plan Agreement, Election Form and Beneficiary Designation Form are accepted by the Committee, (v) who commences participation in the Plan, and (vi) whose Plan Agreement has not terminated. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have an account balance under the Plan, even if he or she has an
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       interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

1.35. "Plan" shall mean the Company's Deferred Compensation Plan, which shall be evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.

1.36. "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant and the Participant's Employer shall provide for the entire benefit to which such Participant is entitled under the Plan; should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Employer shall supersede all previous Plan Agreements in their in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan; provided, however, that any such additional benefits or benefit limitations must be agreed to by both the Employer and the Participant.

1.37. "Plan Year" shall, except for the First Plan Year, mean a period beginning on January 1 of each calendar year and continuing through December 31 of such calendar year.

1.38.  "Pre-Retirement Survivor Benefit" shall mean the benefit set forth in
       Article 6.

1.39. "Qualifying Gain" shall mean the value accrued upon exercise of an Eligible Stock Option (i) using a Stock-for-Stock payment method and (ii) having an aggregate fair market value in excess of the total Stock purchase price necessary to exercise the option. In other words, the Qualifying Gain upon exercise of an Eligible Stock Option equals the total market value of the shares (or share equivalent units) acquired minus the total stock purchase price. For example, assume a Participant elects to defer the Qualifying Gain accrued upon exercise of an Eligible Stock Option to purchase 1000 shares of Stock at an exercise price of $20 per share, when Stock has a current fair market value of $25 per share. Using the Stock-for-Stock payment method, the Participant would deliver 800 shares of Stock (worth $20,000) to exercise the Eligible Stock Option and receive, in return, 800 shares of Stock plus a Qualifying Gain (in this case, in the form of an unfunded and unsecured promise to pay money or property in the future, as reflected by a credit of 800 shares of Stock to the Participant's Stock Option Account) equal to $5,000 (i.e., the current value of the remaining 200 shares of Stock).

1.40. "Restricted Stock" shall mean unvested shares of restricted Stock which are or have been awarded to a Participant under an Equity Plan.

1.41. "Restricted Stock Account" shall mean (i) the sum of the Participant's Annual Restricted Stock Amounts, plus (ii) amounts credited/debited in accordance with all the applicable
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      crediting/debiting provisions of this Plan that relate to the
      Participant's Restricted Stock Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Restricted Stock Account.

1.42. "Restricted Stock Amount" shall mean, for any grant of Restricted Stock, the amount of such Restricted Stock deferred in accordance with Section
      3.8 of this Plan, calculated using the closing price of Stock, regular way, on the New York Stock Exchange or such other exchange on which the Stock may then be listed, as of the end of the business day closest to the date such Restricted Stock would otherwise vest, but for the election to defer.

1.43. "Retirement", "Retire(s)" or "Retired" shall mean, with respect to an Employee, severance from employment from all Employers for any reason other than a leave of absence, death or Disability on or after the earlier of the attainment of (a) age sixty-five (65) of (b) age fifty (50) with ten (10) Years of Service; and shall mean with respect to a Director who is not an Employee, severance of his or her directorships with all Employers on or after the later of (y) the attainment of age seventy (70), or (z) in the sole discretion of the Committee, an age later than age seventy (70). If a Participant is both an Employee and a Director, Retirement shall not occur until he or she Retires as both an Employee and a Director, which Retirement shall be deemed to be a Retirement as a Director; provided, however, that such a Participant may elect, at least three years prior to Retirement and in accordance with the policies and procedures established by the Committee, to Retire for purposes of this Plan at the time he or she Retires as an Employee, which Retirement shall be deemed to be a Retirement as an Employee.

1.44. "Retirement Benefit" shall mean the benefit set forth in Article 5.

1.45. "Short-Term Payout" shall mean the payout set forth in Section 4.1.

1.46. "Stock" shall mean National Golf Properties, Inc., common stock, $.01 par value, or any other equity securities of the Company designated by the Committee.

1.47. "Stock Option Account" shall mean the sum of (i) the Participant's Annual Stock Option Amounts, plus (ii) amounts credited/debited in accordance with all the applicable crediting/debiting provisions of this Plan that relate to the Participant's Stock Option Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Stock Option Account.

1.48. "Stock Option Amount" shall mean, for any Eligible Stock Option, the amount of Qualifying Gains deferred in accordance with Section 3.7 of this Plan, calculated using the closing price of Stock, regular way, on the New York Stock Exchange or such other exchange on which the Stock is then listed, as of the end of the business day closest to the date of exercise of such Eligible Stock Option.
--------------------------------------------------------------------------------
                                      -7-

NATIONAL GOLF PROPERTIES, INC.

Deferred Compensation Plan
          Master Plan Document
================================================================================

1.49.  "Termination Benefit" shall mean the benefit set forth in Article 7.

1.50. "Termination of Employment" shall mean the severing of employment with all Employers, or service as a Director of all Employers, voluntarily or involuntarily, for any reason other than Retirement, Disability, death or an authorized leave of absence. If a Participant is both an Employee and a Director, a Termination of Employment shall occur only upon the termination of the last position held; provided, however, that such a Participant may elect, at least three years before Termination of Employment and in accordance with the policies and procedures established by the Committee, to be treated for purposes of this Plan as having experienced a Termination of Employment at the time he or she ceases employment with an Employer as an Employee.

1.51. "Trust" shall mean one or more trusts established pursuant to that certain Master Trust Agreement, dated as of June 1, 1997 between the Company and the trustee named therein, as amended from time to time.

1.52. "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

1.53. "Years of Plan Participation" shall mean the total number of full Plan Years a Participant has been a Participant in the Plan prior to his or her Termination of Employment (determined without regard to whether deferral elections have been made by the Participant for any Plan Year). Any partial year shall not be counted. Notwithstanding the previous sentence, a Participant's first Plan Year of participation shall be treated as a full Plan Year for purposes of this definition, even if it is only a partial Plan Year of participation.

1.54. "Years of Service" shall mean the total number of full years of "Vesting Service," as defined in the 401(k) Plan and as it may be amended from time to time.

                                  ARTICLE II.
                      SELECTION, ENROLLMENT, ELIGIBILITY

2.1    SELECTION BY COMMITTEE. Participation in the Plan shall be limited to a
       ----------------------
       select group of management and highly compensated Employees and Directors of the Employers, as determined by the Committee in its sole discretion. From that group, the Committee shall select, in its sole discretion, Employees and Directors to participate in the Plan.

--------------------------------------------------------------------------------

NATIONAL GOLF PROPERTIES, INC.

Deferred Compensation Plan
          Master Plan Document
================================================================================

2.2. ENROLLMENT REQUIREMENTS.  As a condition to participation, each selected
     -----------------------
     Employee or Director shall complete, execute and return to the Committee a Plan Agreement, an Election Form and Beneficiary Designation Form, all within 30 days after he or she is selected to participate in the Plan. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

2.3. ELIGIBILITY; COMMENCEMENT OF PARTICIPATION.  Provided an Employee or
     ------------------------------------------
     Director selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within the specified time period, that Employee or Director shall commence participation in the Plan on the first day of the month following the month in which the Employee or Director completes all enrollment requirements. If an Employee or a Director fails to meet all such requirements within the period required, in accordance with Section 2.2, that Employee or Director shall not be eligible to participate in the Plan until the first day of the Plan Year following the delivery to and acceptance by the Committee of the required documents.

2.4. TERMINATION OF PARTICIPATION AND/OR DEFERRALS.  If the Committee determines
     ---------------------------------------------
     in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the remainder of the Plan Year in which the Participant's membership status changes, (ii) prevent the Participant from making future deferral elections and/or (iii) immediately distribute the Participant's then Account Balance as a Termination Benefit and terminate the Participant's participation in the Plan.

                                 ARTICLE III.
             DEFERRAL COMMITMENTS/COMPANY MATCHING/CREDITING/TAXES

3.1  MINIMUM DEFERRALS.
     -----------------

     (a)   BASE ANNUAL SALARY, ANNUAL BONUS AND DIRECTOR'S FEES.  For each Plan
           ----------------------------------------------------
           Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Base Annual Salary, Annual Bonus and/or Director's Fees in the following minimum amounts for each deferral elected:

                     DEFERRAL                           MINIMUM AMOUNT
                     --------                           --------------
                   Base Annual Salary                        $2,000
                   Annual Bonus                              $2,000
                   Directors Fees                            $    0


--------------------------------------------------------------------------------
                                      -9-

NATIONAL GOLF PROPERTIES, INC.

Deferred Compensation Plan
          Master Plan Document
================================================================================


               If an election is made for less than stated minimum amounts, or if no election is made, the amount deferred shall be zero.

     (b)   SHORT PLAN YEAR. Notwithstanding the foregoing, if a Participant
           ---------------
           first becomes a Participant after the first day of a Plan Year, or in the case of the first Plan Year of the Plan itself, the minimum Base Annual Salary deferral shall be an amount equal to the minimum set forth above, multiplied by a fraction, the numerator of which is the number of complete months remaining in the Plan Year and the denominator of which is 12.

     (c)   STOCK OPTION AMOUNT. For each Eligible Stock Option, a Participant
           -------------------
           may elect to defer, as his or her Stock Option Amount, the following minimum percentage of Qualifying Gain with respect to exercise of the Eligible Stock Option:

                    DEFERRAL                          MINIMUM
                    --------                          -------

               Qualifying Gain                          10%

           provided, however, that such Stock Option Amount shall be no less than the lesser of $20,000 or 100% of such Qualifying Gain.

     (d)   RESTRICTED STOCK AMOUNT. For Restricted Stock, a Participant may
           -----------------------
           elect to defer, as his or her Restricted Stock Amount, the following minimum percentage of the Participant's Restricted Stock:

                    DEFERRAL                          MINIMUM
                    --------                          -------

               RESTRICTED STOCK                         10%

           provided, however, that the Annual Restricted Stock Amount shall be no less than the lesser of $20,000 or 100% of the Participant's Restricted Stock.

3.2  MAXIMUM DEFERRAL
     ----------------

     (a)   BASE ANNUAL SALARY, ANNUAL BONUS AND DIRECTORS FEES. For each Plan
           ---------------------------------------------------
           Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Base Annual Salary, Annual Bonus and/or Directors Fees up to the following maximum percentages for each deferral elected:

                    DEFERRAL                      MAXIMUM AMOUNT
                    --------                      --------------

--------------------------------------------------------------------------------
                                     -10-

NATIONAL GOLF PROPERTIES, INC.

Deferred Compensation Plan
          Master Plan Document
================================================================================

                        Base Annual Salary                      100%

                        Annual Bonus                            100%

                        Directors Fees                          100%

     (b) Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, or in the case of the first Plan Year of the Plan itself, the maximum Annual Deferral Amount, with respect to Base Annual Salary, Annual Bonus and Directors Fees shall be limited to the amount of compensation not yet earned by the Participant as of the date the Participant submits a Plan Agreement and Election Form to the Committee for acceptance.

     (c) For each Eligible Stock Option, a Participant may elect to defer, as his or her Stock Option Amount, Qualifying Gain up to the following maximum percentage with respect to exercise of the Eligible Stock
            Option:

                      Deferral                          Maximum Percentage
                      --------                          ------------------

                   Qualifying Gain                              100%

     (d) Stock Option Amounts may also be limited by other terms or conditions set forth in the stock option plan or agreement under which such options are granted.

     (e) A Participant may elect to defer up to 100% of his or her Restricted Stock.

3.3  Election to Defer; Effect of Election Form.
     ------------------------------------------

     (a)  First Plan Year. In connection with a Participant's commencement of
          ---------------
          participation in the Plan, the Participant shall make an irrevocable deferral election for the Plan Year in which the Participant commences participation in the Plan, along with such other elections as the Committee deems necessary or desirable under the Plan. For these elections to be valid, the Election Form must be completed and signed by the Participant, timely delivered to the Committee (in accordance with Section 2.2 above) and accepted by the Committee.

     (b)  Subsequent Plan Years. For each succeeding Plan Year, an irrevocable
          ---------------------
          deferral election for that Plan Year, and such other elections as the Committee deems necessary or desirable under the Plan, shall be made by timely delivering to the Committee, in accordance with its rules and procedures, before the end of the Plan Year preceding the Plan Year for which the election is made, a new Election Form. If no such Election Form is timely delivered for a Plan Year, the Annual Deferral Amount shall be zero for that Plan Year.
--------------------------------------------------------------------------------

NATIONAL GOLF PROPERTIES, INC.

Deferred Compensation Plan
          Master Plan Document
================================================================================

      (c) STOCK OPTION DEFERRAL. For an election to defer gain upon an Eligible
          ---------------------
          Stock Option exercise to be valid: (i) a separate Election Form must be completed and signed by the Participant which designates the Eligible Stock Option; (ii) the Election Form must be timely delivered to the Committee and accepted by the Committee at least six (6) months prior to the date the Participant elects to exercise the Eligible Stock Option; (iii) the Eligible Stock Option must be exercised using an actual or attestation Stock-for-Stock payment method; and (iv) the Stock actually or constructively delivered by the Participant to exercise the Eligible Stock Option must have been owned by the Participant during the entire six (6) month period prior to its delivery.

      (d) RESTRICTED STOCK. For an election to defer Restricted Stock Amounts to
          ----------------
          be valid: (i) a separate irrevocable Election Form must be completed and signed by the Participant, which designates such Restricted Stock;
          (ii) such Election Form must be timely delivered to the Committee and accepted by the Committee during the periods specified in clause
          (iii), below, and (iii) with respect to the first Plan Year of the Plan, such Restricted Stock must be surrendered to the Company at least two (2) months prior to the date such Restricted Stock would vest under the terms of an Equity Plan but for the election to defer and with respect to subsequent Plan Years of the Plan, at least six
          (6) months prior to such vesting date, but for the election to defer.

3.4.  WITHHOLDING OF ANNUAL DEFERRAL AMOUNTS. For each Plan Year, the Base
      --------------------------------------
      Annual Salary portion of the Annual Deferral Amount shall be withheld from each regularly scheduled Base Annual Salary payroll in equal amounts, as adjusted from time to time for increases and decreases in Base Annual Salary. The Annual Bonus and/or Directors Fees portion of the Annual Deferral Amount shall be withheld at the time the Annual Bonus or Directors Fees are or otherwise would be paid to the Participant, whether or not this occurs during the Plan Year itself.

3.5.  ANNUAL COMPANY CONTRIBUTION AMOUNT. For each Plan Year, an Employer, in
      ----------------------------------
      its sole discretion, may, but is not required to, credit any amount it desires to any Participant's Company Contribution Account under this Plan, which amount shall be for that Participant the Annual Company Contribution Amount for that Plan Year. The amount so credited to a Participant may be smaller or larger than the amount credited to any other Participant, and the amount credited to any Participant for a Plan Year may be zero, even though one or more other Participants receive an Annual Company Contribution Amount for that Plan Year. The Annual Company Contribution Amount, if any, shall be credited as of the last day of the Plan Year. If a Participant is not employed by an Employer as of the last day of a Plan Year other than by reason of his or her Retirement or death while employed, the Annual Company Contribution Amount for that Plan Year shall be zero.


--------------------------------------------------------------------------------

NATIONAL GOLF PROPERTIES, INC.

Deferred Compensation Plan
          Master Plan Document
================================================================================

3.6.  ANNUAL COMPANY MATCHING AMOUNT. A Participant's Annual Company Matching
      ------------------------------
      Amount for any Plan Year shall be equal to the maximum amount which an Employer could contribute to the Participant's account in the 401(k) Plan, reduced by the amount of any matching contributions made to the 401(k) Plan on his or her behalf for the plan year of the 401(k) Plan that corresponds to the Plan Year. If a Participant is not employed by an Employer, or is no longer providing services as a Director, as of the last day of a Plan Year other than by reason of his or her Retirement or death, the Annual Company Matching Amount for such Plan Year shall be zero. In the event of Retirement or death, a Participant shall be credited with the Annual Company Matching Amount for the Plan Year in which he or she Retires or dies.

3.7.  STOCK OPTION AMOUNT. Subject to any terms and conditions imposed by the
      -------------------
      Committee, Participants may elect to defer, under the Plan, Qualifying Gains attributable to an Eligible Stock Option exercise. Stock Option Amounts shall be credited/debited to the Participant on the books of the Employer at the time Stock would otherwise have been delivered to the Participant pursuant to the Eligible Stock Option exercise, but for the election to defer.

3.8.  RESTRICTED STOCK AMOUNT. Subject to any terms and conditions imposed by
      -----------------------
      the Committee, Participants may elect to defer, under the Plan, Restricted Stock Amounts. Restricted Stock Amounts shall be credited/debited to the Participant on the books of the Employer in connection with such an election at the time the Restricted Stock would otherwise vest under the terms of an Equity Plan and the Participant's Restricted Stock Agreement with respect to the Restricted Stock, but for the election to defer.

3.9.  INVESTMENT OF TRUST ASSETS. The Trustee of the Trust shall be authorized,
      --------------------------
      upon written instructions received from the Committee or investment manager appointed by the Committee, to invest and reinvest the assets of the Trust in accordance with the applicable Trust Agreement, including the disposition of Stock and reinvestment of the proceeds in one or more investment vehicles designated by the Committee.

3.10. SOURCES OF STOCK. If Stock is credited under the Plan in the Trust in
      ------------------
      connection with an Eligible Stock Option exercise or in connection with a deferral of Restricted Stock, the shares so credited shall be deemed to have originated, and shall be counted against the number of shares reserved under the Equity Plan under which they were granted.

3.11. VESTING.
      -------

      (a) A Participant shall at all times be 100% vested in his or her Deferral Account, Stock Option Account and Restricted Stock Account.

      (b) A Participant shall be vested in his or her Company Contribution Account in accordance with the vesting schedule contained in the Participant's Plan Agreement:
--------------------------------------------------------------------------------

NATIONAL GOLF PROPERTIES, INC.

Deferred Compensation Plan
          Master Plan Document
================================================================================

     (c) A Participant shall be vested in his or her Company Matching Account as follows: (i) with respect to all benefits under this Plan other than the Termination Benefit, a Participant's vested Company Matching Account shall equal 100% of such Participant's Company Matching Account; and (ii) with respect to the Termination Benefit, a Participant's Company Matching Account shall vest on the basis of the Participant's Years of Service at the time the Participant experiences a Termination of Employment, in accordance with the following schedule:

            YEARS OF SERVICE
               AT DATE OF                       VESTED PERCENTAGE OF
         TERMINATION OF EMPLOYMENT            COMPANY MATCHING ACCOUNT
         -------------------------            ------------------------

         Less than 1 year                                 0%
         1 year or more, but less than 2                 20%
         2 years or more, but less than 3                40%
         3 years or more, but less than 4                60%
         4 years or more, but less than 5                80%
         5 years or more                                100%

     (d) Notwithstanding anything to the contrary contained in this Section 3.10, in the event of a Change in Control, a Participant's Company Contribution Account and Company Matching Account shall immediately become 100% vested (if it is not already vested in accordance with the above vesting schedules).

     (e) Notwithstanding subsection (d), the vesting schedule for a Participant's Company Contribution Account and Company Matching Account shall not be accelerated to the extent that the Committee determines that such acceleration would cause the deduction limitations of Section 280G of the Code to become effective. In the event that all of a Participant's Company Contribution Account and/or Company Matching Account is not vested pursuant to such a determination, the Participant may request independent verification of the Committee's calculations with respect to the application of
          Section 280G. In such case, the Committee must provide to the Participant within 15 business days of such a request an opinion from a nationally recognized accounting firm selected by the Participant (the "Accounting Firm"). The opinion shall state the Accounting Firm's opinion that any limitation in the vested percentage hereunder is necessary to avoid the limits of Section 280G and contain supporting calculations. The cost of such opinion shall be paid for by the Company.

3.12.  CREDITING/DEBITING OF ACCOUNT BALANCES. In accordance with, and subject
       --------------------------------------
       to, the rules and procedures that are established from time to time by the Committee, in its sole

--------------------------------------------------------------------------------

NATIONAL GOLF PROPERTIES, INC.

Deferred Compensation Plan
          Master Plan Document
================================================================================

     discretion, amounts shall be credited or debited to a Participant's Account Balance in accordance with the following rules:

     (a)  Election of Measurement Funds. A Participant, in connection with his
          -----------------------------
          or her initial deferral election in accordance with Section 3.3(a) above, shall elect, on the Election Form, one or more Measurement Fund(s) (as described in Section 3.12 (c) below) to be used to determine the additional amounts to be credited to his or her Account Balance for the first calendar quarter or portion thereof in which the Participant commences participation in the Plan and continuing thereafter for each subsequent calendar quarter in which the Participant participates in the Plan, unless changed in accordance with the next sentence. Commencing with the first calendar quarter that follows the Participant's commencement of participation in the Plan and continuing thereafter for each subsequent calendar quarter in which the Participant participates in the Plan, no later than the next to last business day of the calendar quarter, the Participant may (but is not required to) elect, by submitting an Election Form to the Committee that is accepted by the Committee, to add or delete one or more Measurement Fund(s) to be used to determine the additional amounts to be credited to his or her Account Balance, or to change the portion of his or her Account Balance allocated to each previously or newly elected Measurement Fund. If an election is made in accordance with the previous sentence, it shall apply to the next calendar quarter and continue thereafter for each subsequent calendar quarter in which the Participant participates in the Plan, unless changed in accordance with the previous sentence.

     (b)  Proportionate Allocation. In making any election described in Sentence
          ------------------------
          3.12 (a) above, the Participant shall specify on the Election Form, in increments of five percentage points (5%), the percentage of his or her Account Balance to be allocated to a Measurement Fund (as if the Participant was making an investment in that Measurement Fund with that portion of his or her Account Balance).

     (c)  Measurement Funds. The Participant may elect one or more of the
          -----------------
          following measurement funds, or portfolios or subfunds within such funds (collectively, the "Measurement Funds") as may be selected and made available by the Committee for the purpose of crediting additional amounts to his or her Account Balance:

          (1)  Vanguard Equity Income Fund;

          (2)  Vanguard Index Trust;

          (3)  Vanguard Money Market Portfolios;

          (4)  Vanguard Balanced Index Fund;

          (5)  Vanguard International Growth Portfolio;

--------------------------------------------------------------------------------
                                     -15-

NATIONAL GOLF PROPERTIES, INC.

Deferred Compensation Plan
          Master Plan Document
================================================================================
       (6)     Company Stock Measurement Fund, with dividends reinvested;

       (7) Company Stock Measurement Fund, with dividends distributed on a current basis.

       As necessary, the Committee may, in its sole discretion, discontinue, substitute or add a Measurement Fund. Each such action will take effect as of the first day of the calendar quarter that follows by thirty (30) days the day on which the Committee gives Participants advance written notice of such change.


(d)    Crediting or Debiting Method.  The performance of each elected
       ----------------------------
       Measurement Fund (either positive or negative) will be determined by the Committee, in its sole discretion, based on the performance of the Measurement Funds themselves. A Participant's Account Balance shall be credited or debited on a daily basis based on the performance of each Measurement Fund selected by the Participant, as determined by the
                                                     --------------------
       Committee in its sole discretion, as though (i) a Participant's Account
       --------------------------------
       Balance were invested in the Measurement Fund(s) selected by the Participant, in the percentages applicable to such calendar quarter, as of the close of business on the first business day of such calendar quarter, at the closing price on such date; (ii) the portion of the Annual Deferral Amount that was actually deferred during any calendar quarter were invested in the Measurement Fund(s) selected by the Participant, in the percentages applicable to such calendar quarter, no later than the close of business on the first day of the month after the day on which such amounts are actually deferred from the Participant's Base Annual Salary through reductions in his or her payroll, at the closing price on such date; and (iii) any distribution made to a Participant that decreases such Participant's Account Balance ceased being invested in the Measurement Fund(s), in the percentages applicable to such calendar quarter, no earlier than three business days prior to the distribution, at the closing price on such date. The Participant's Annual Company Matching Amount shall be credited to his or her Company Matching Account for purposes of this Section 3.12 (d) as of the close of business on the first business day in February of the Plan Year following the Plan Year to which it relates. The Participant's Annual Stock Option Amount(s) shall be credited to his or her Stock Option Account no later than the close of business on the third business day after the day on which the Eligible Stock Option was exercised or otherwise disposed of. The Participant's Annual Restricted Stock Amount(s) shall be credited to his or her Restricted Stock Account on the day on which the Restricted Stock would otherwise vest under the Equity Plan under which it was granted, but for the election to defer.


(e)    No Actual Investment. Notwithstanding any other provision of this Plan
       --------------------
       that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant's election of any such

--------------------------------------------------------------------------------

NATIONAL GOLF PROPERTIES, INC.

Deferred Compensation Plan
          Master Plan Document
================================================================================

           Measurement Fund, the allocation to his or her Account Balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant's Account Balance shall not
                                                                       ----- ---
           be considered or construed in any manner as an actual investment of his or her Account Balance in any such Measurement Fund. In the event that the Company or the Trustee (as that term is defined in the Trust), in its own discretion, decides to invest funds in any or all of the Measurement Funds, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust; the Participant shall at all times remain an unsecured creditor of the Company.

     (f)   COMPANY STOCK MEASUREMENT FUNDS.  Notwithstanding any other provision
           -------------------------------
           of this Plan to the contrary, the following provisions shall apply to Stock Option Amounts and Restricted Stock Amounts deferred under this Plan and Account Balances which are allocated to any of the Company Stock Measurement Funds: (i) each Participant's Stock Option Amounts and Restricted Stock Amounts shall initially be credited to the Company Stock Measurement Fund elected by the Participant and may not be allocated to any other Measurement Fund until such amounts have been allocated to such Company Stock Measurement Fund for at least six (6) months, (ii) no Participant may elect to have Stock Option Amounts or Restricted Stock Amounts which are allocated to a Company Stock Measurement Fund reallocated to any other Measurement Fund unless the Participant shall then hold Stock and/or interests in the Company Stock Measurement Funds under this Plan which shall have a fair market value which is at least equal to 300% of the Participant's annual base salary on such date and any such reallocation election may only apply with respect to Stock Option Amounts or Restricted Stock Amounts credited to such Measurement Funds in excess of such amount, (iii) no election made by a Participant who is subject to Section 16 of the Securities Exchange Act of 1934 (the "Act") to change Measurement Funds shall be effective if it would subject the Participant to liability under
           Section 16(b) of the Act and (iv) the Committee, in its sole discretion, shall have the right to distribute a Participant's Account Balance allocated to any of the Company Stock Measurement Funds either in cash or in Stock, or partially in cash and partially in Stock.

3.13. FICA AND OTHER TAXES
      --------------------

      (a)  ANNUAL DEFERRAL AMOUNTS.  For each Plan Year in which an Annual
           -----------------------
           Deferral Amount is being withheld from a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Base Annual Salary and Bonus that is not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such Annual Deferral

--------------------------------------------------------------------------------

NATIONAL GOLF PROPERTIES, INC.

Deferred Compensation Plan
          Master Plan Document
================================================================================

          Amount. If necessary, the Committee may reduce the Annual Deferral Amount in order to comply with this Section 3. 13.

      (b) COMPANY MATCHING AMOUNTS. When a participant becomes vested in a
          ------------------------
          portion of his or her Company Matching Account, the Participant's Employer(s) shall withhold from the Participant's Base Annual Salary and/or Bonus that is not deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes. If necessary, the Committee may reduce the vested portion of the Participant's Company Matching Account in order to comply with this Section 3. 13.

      (c) ANNUAL STOCK OPTION AMOUNTS AND ANNUAL RESTRICTED STOCK AMOUNTS. For
          ---------------------------------------------------------------
          each Plan Year in which an Annual Stock Option Amount or Annual Restricted Stock Amount is being first credited to a Participant's Account Balance, the Participant's Employer(s) shall withhold from that portion of the Participant's Base Annual Salary, Bonus, Qualifying Gains and Restricted Stock that is not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such Annual Stock Option Amount or Annual Restricted Stock Amount. If necessary, the Committee may reduce the Annual Stock Option Amount or Annual Restricted Stock Amount in order to comply with this Section 3. 13.

3.14. DISTRIBUTIONS. The Participant's Employer(s), or the trustee of the Trust,
      -------------
      shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer(s) and the trustee of the Trust.

                                  ARTICLE IV.
      SHORT-TERM PAYOUT; UNFORESEEABLE FINANCIAL EMERGENCIES; WITHDRAWAL
                                   ELECTION

4.1.  SHORT-TERM PAYOUT. In connection with each election to defer an Annual
      -----------------
      Deferral Amount, a Participant may irrevocably elect to receive a future "Short-Term Payout" from the Plan with respect to such Annual Deferral Amount. Subject to the Deduction Limitation, the Short-Term Payout shall be a lump sum payment in an amount that is equal to the Annual Deferral Amount plus amounts credited or debited in the manner provided in Section
      3.12 above on that amount, determined at the time that the Short-Term Payout becomes payable (rather than the date of a Termination of Employment). Subject to the Deduction Limitation and the other terms and conditions of this Plan, each Short-Term Payout elected shall be paid out during a period beginning 1 day and ending 60 days after the last day of any Plan Year designated by the Participant that is at least three Plan Years after the Plan Year in which the Annual Deferral Amount is actually deferred. By way of example, if a three year Short-Term Payout is elected for
--------------------------------------------------------------------------------

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NATIONAL GOLF PROPERTIES, INC.

Deferred Compensation Plan
          Master Plan Document
================================================================================

      Annual Deferral Amounts that are deferred in the Plan Year commencing June 1, 1997, the three year Short-Term Payout would become payable during a 60 day period commencing January 1, 2001.

4.2.  OTHER BENEFITS TAKE PRECEDENCE OVER SHORT-TERM. Should an event occur that
      ----------------------------------------------
      triggers a benefit under Article 5, 6, 7 or 8, any Annual Deferral Amount, plus amounts credited or debited thereon, that is subject to a Short-Term Payout election under Section 4.1 shall not be paid in accordance with
      Section 4.1 but shall be paid in accordance with the other applicable Article.

4.3.  WITHDRAWAL PAYOUT/SUSPENSIONS FOR UNFORESEEABLE FINANCIAL EMERGENCIES. If
      -----------------------------------------------------------------------
      the Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to (i) suspend any deferrals required to be made by a Participant and/or (ii) receive a partial or full payout from the Plan. The payout shall not exceed the lesser of the Participant's vested Account Balance, calculated as if such Participant were receiving a Termination Benefit, or the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. If, subject to the sole discretion of the Committee, the petition for a suspension and/or payout is approved, suspension shall take effect upon the date of approval and any payout shall be made within 60 days of the date of approval. The payment of any amount under this Section 4.3 shall not be subject to the Deduction Limitation.

4.4.  WITHDRAWAL ELECTION. A Participant (or, after a Participant's death, his
      -------------------
      or her Beneficiary) may elect, at any time, to withdraw all of his or her vested Account Balance, calculated as if there had occurred a Termination of Employment as of the day of the election, less a withdrawal penalty equal to 10% of such amount (the net amount shall be referred to as the "Withdrawal Amount"). This election can be made at any time, before or after Retirement, Disability, death or Termination of Employment, and whether or not the Participant (or Beneficiary) is in the process of being paid pursuant to an installment payment schedule. If made before Retirement, Disability or death, a Participant's Withdrawal Amount shall be his or her vested Account Balance calculated as if there had occurred a Termination of Employment as of the day of the election. No partial withdrawals of the Withdrawal Amount shall be allowed. The Participant (or his or her Beneficiary) shall make this election by giving the Committee advance written notice of the election in a form determined from time to time by the Committee. The Participant (or his or her Beneficiary) shall be paid the Withdrawal Amount within 60 days of his or her election. Once the Withdrawal Amount is paid, the Participant's participation in the Plan shall terminate and the Participant shall not be eligible to participate in the Plan for the remainder of the Plan Year during which the Withdrawal Amount is paid and the subsequent two Plan Years. The payment of this Withdrawal Amount shall not be subject to the Deduction Limitation.


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                                     -19-
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NATIONAL GOLF PROPERTIES, INC.

Deferred Compensation Plan
          Master Plan Document
================================================================================

4.5.  DISTRIBUTION OF DIVIDENDS. If a Participant has elected to have additional
      -------------------------
      amounts credited to any part of his or her Account Balance under the Company Stock Measurement Fund with dividends distributed on a current basis, at any time the Company pays any dividends with respect to the Stock, the Participant shall receive a distribution equal to the amount of the dividends which would have been payable to the Participant if the Participant held a number of shares of Stock equal to the number of shares credited to his or her Account Balance under such measurement fund.

                                  ARTICLE V.
                              RETIREMENT BENEFIT

5.1.  RETIREMENT BENEFIT. Subject to the Deduction Limitation, a Participant who
      ------------------
      Retires shall receive, as a Retirement Benefit, his or her Account
      Balance.

5.2.  PAYMENT OF RETIREMENT BENEFIT. A Participant, in connection with his or
      -----------------------------
      her commencement of participation in the Plan, shall elect on an Election Form to receive the Retirement Benefit in a lump sum or pursuant to a Quarterly Installment Method of 20, 40 or 60 quarters. The Participant may annually change his or her election to an allowable alternative payout period by submitting a new Election Form to the Committee, provided that any such Election Form is submitted at least 3 years prior to the Participant's Retirement and is accepted by the Committee in its sole discretion. The Election Form most recently accepted by the Committee shall govern the payout of the Retirement Benefit. If a Participant does not make any election with respect to the payment of the Retirement Benefit, then such benefit shall be payable in a lump sum. The lump sum payment shall be made, or installment payments shall commence, no later than 30 days after the date the Participant retires. Any payment made shall be subject to the Deduction Limitation.

5.3.  DEATH PRIOR TO COMPLETION OF RETIREMENT BENEFIT. If a Participant dies
      -----------------------------------------------
      after Retirement but before the Retirement Benefit is paid in full, the Participant's unpaid Retirement Benefit payments shall continue and shall be paid to the Participant's Beneficiary (a) over the remaining number of months and in the same amounts as that benefit would have been paid to the Participant had the Participant survived, or (b) in a lump sum, if requested by the Beneficiary and allowed in the sole discretion of the Committee, that is equal to the Participant's unpaid remaining Account Balance.

                                  ARTICLE VI.
                        PRE-RETIREMENT SURVIVOR BENEFIT

6.1.  PRE-RETIREMENT SURVIVOR BENEFIT. Subject to the Deduction Limitation, the
      -------------------------------
      Participant's Beneficiary shall receive a Pre-Retirement Survivor Benefit equal to the Participant's Account Balance if the Participant dies before he or she Retires, experiences a Termination of Employment or suffers a Disability.

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                                     -20-
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NATIONAL GOLF PROPERTIES, INC.

Deferred Compensation Plan
          Master Plan Document
================================================================================

6.2.  PAYMENT OF PRE-RETIREMENT SURVIVOR BENEFIT. A Participant, in connection
      ------------------------------------------
      with his or her commencement of participation in the Plan, shall elect on an Election Form whether the Pre-Retirement Survivor Benefit shall be received by his or her Beneficiary in a lump sum or pursuant to a Quarterly Installment Method of 20, 40 or 60 quarters. The Participant may annually change this election to an allowable alternative payout period by submitting a new Election Form to the Committee, which form must be accepted by the Committee in its sole discretion. The Election Form most recently accepted by the Committee prior to the Participant's death shall govern the payout of the Participant's Pre-Retirement Survivor Benefit. If a Participant does not make any election with respect to the payment of the Pre-Retirement Survivor Benefit, then such benefit shall be paid in a lump sum. Despite the foregoing, if the Participant's Account Balance at the time of his or her death is less than $25,000, payment of the Pre-Retirement Survivor Benefit may be made, in the sole discretion of the Committee, in a lump sum or pursuant to a Quarters Installment Method of not more than 20 quarters. The lump sum payment shall be made, or installment payments shall commence, no later than 30 days after the date the Committee is provided with proof that is satisfactory to the Committee of the Participant's death. Any payment made shall be subject to the Deduction Limitation.

                                 ARTICLE VII.
                              TERMINATION BENEFIT


7.1.  TERMINATION BENEFIT. Subject to the Deduction Limitation, the Participant
      -------------------
      shall receive a Termination Benefit, which shall be equal to the Participant's vested Account Balance if a Participant experiences a Termination of Employment prior to his or her Retirement, death or Disability.

7.2.  PAYMENT OF TERMINATION BENEFIT. If the Participant's vested Account
      ------------------------------
      Balance at the time of his or her Termination of Employment is less than $25,000, payment of his or her Termination Benefit shall be paid in a lump sum. If his or her vested Account Balance at such time is equal to or greater than that amount, the Committee, in its sole discretion, may cause the Termination Benefit to be paid in a lump sum or in substantially equal monthly installment payments over a period of time that does not exceed five years in duration. The lump sum payment shall be made, or installment payments shall commence, no later than 30 days after the date the date of the Participant's Termination of Employment. Any payment made shall be subject to the Deduction Limitation.

                                 ARTICLE VIII.
                         DISABILITY WAIVER AND BENEFIT

8.1.  DISABILITY WAIVER.
      -----------------

      (a) WAIVER OF DEFERRAL. A Participant who is determined by the Committee
          --------------------
          to be suffering from a Disability shall be (i) excused from fulfilling that portion of the Annual Deferral Amount commitment that would otherwise have been withheld
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                                     -21-
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NATIONAL GOLF PROPERTIES, INC.

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================================================================================

          from a Participant's Base Annual Salary, Annual Bonus and/or Directors Fees for the Plan Year during which the Participant first suffers a Disability and (ii) excused from fulfilling any existing unvested Restricted Stock Amount or unexercised Stock Option Amount commitments. During the period of Disability, the Participant shall not be allowed to make any additional deferral elections, but will continue to be considered a Participant for all other purposes of this Plan.

      (b) RETURN TO WORK. If a Participant returns to employment, or service
          --------------
          as a Director, with an Employer, after a Disability ceases, the Participant may elect to defer an Annual Deferral Amount, Stock Option Amount and Restricted Stock Amount for the Plan Year following his or her return to employment or service and for every Plan Year thereafter while a Participant in the Plan; provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee for each such election in accordance with Section 3.3 above.

8.2.  CONTINUED ELIGIBILITY; DISABILITY BENEFIT. A Participant suffering a
      -------------------------------------------
      Disability shall, for benefit purposes under this Plan, continue to be considered to be employed, or in the service of an Employer as a Director, and shall be eligible for the benefits provided for in Articles 4, 5, 6 or 7 in accordance with the provisions of those Articles. Notwithstanding the above, the Committee shall have the right to, in its sole and absolute discretion and for purposes of this Plan only, and must in the case of a Participant who is otherwise eligible to Retire, deem the Participant to have experienced a Termination of Employment, or in the case of a Participant who is eligible to Retire, to have Retired, at any time (or in the case of a Participant who is eligible to Retire, as soon as practicable) after such Participant is determined to be suffering a Disability, in which case the Participant shall receive a Disability Benefit equal to his or her Account Balance at the time of the Committee's determination; provided, however, that should the Participant otherwise have been eligible to Retire, he or she shall be paid in accordance with
      Article 5. The Disability Benefit shall be paid in a lump sum within 60 days of the Committee's exercise of such right. Any payment made shall be subject to the Deduction Limitation.

                                  ARTICLE IX.
                            BENEFICIARY DESIGNATION

9.1.  BENEFICIARY. Each Participant shall have the right, at any time, to
      -----------
      designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

9.2.  BENEFICIARY DESIGNATION; CHANGE; SPOUSAL CONSENT. A Participant shall
      ------------------------------------------------
      designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of
--------------------------------------------------------------------------------

                                     -22-
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NATIONAL GOLF PROPERTIES, INC.

Deferred Compensation Plan
          Master Plan Document
================================================================================

      the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a Beneficiary, a spousal consent, in the form designated by the Committee, must be signed by that Participant's spouse and returned to the Committee. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

9.3.  ACKNOWLEDGMENT. No designation or change in designation of a Beneficiary
      --------------
      shall be effective until received and acknowledged in writing by the Committee or its designated agent.

9.4.  NO BENEFICIARY DESIGNATION. If a Participant fails to designate a
      --------------------------
      Beneficiary, as provided in Sections 9.1, 9.2 and 9.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

9.5.  DOUBT AS TO BENEFICIARY. If the Committee has any doubt as to the proper
      -----------------------
      Beneficiary, to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

9.6.  DISCHARGE OF OBLIGATIONS. The payment of benefits under the Plan to a
      ------------------------
      Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.

                                  ARTICLE X.
                               LEAVE OF ABSENCE

10.1. PAID LEAVE OF ABSENCE. If a Participant is authorized by the Participant's
      -----------------------
      Employer for any reason to take a paid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.3.

10.2. UNPAID LEAVE OF ABSENCE. If a Participant is authorized by the
      -------------------------
      Participant's Employer for any reason to take an unpaid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Participant shall be excused from making deferrals until the earlier of the date the leave of
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                                     -23-
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NATIONAL GOLF PROPERTIES, INC.

Deferred Compensation Plan
          Master Plan Document
================================================================================

      absence expires or the Participant returns to a paid employment status. Upon such expiration or return, deferrals shall resume for the remaining portion of the Plan Year in which the expiration or return occurs, based on the deferral election, if any, made for that Plan Year. If no election was made for that Plan Year, no deferral shall be withheld.

                                  ARTICLE XI.
                    TERMINATION, AMENDMENT OR MODIFICATION

11.1. TERMINATION. Although each Employer anticipates that it will continue the
      -----------
      Plan for an indefinite period of time, there is no guarantee that any Employer will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, each Employer reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan at any time with respect to any or all of its participating Employees and Directors, by action of its board of directors. Upon the termination of the Plan with respect to any Employer, the Plan Agreements of the affected Participants who are employed by that Employer, or in the service of that Employer as Directors, shall terminate and their Account Balances, determined as if they had experienced a Termination of Employment on the date of Plan termination or, if Plan termination occurs after the date upon which a Participant was eligible to Retire, then with respect to that Participant as if he or she had Retired on the date of Plan termination, shall be paid to the Participants as follows: Prior to a Change in Control, if the Plan is terminated with respect to all of its Participants, an Employer shall have the right, in its sole discretion, and notwithstanding any elections made by the Participant, to pay such benefits in a lump sum or pursuant to a Monthly Installment Method of up to 15 years, with amounts credited and debited during the installment period as provided herein. If the Plan is terminated with respect to less than all of its Participants, an Employer shall be required to pay such benefits in a lump sum. After a Change in Control, the Employer shall be required to pay such benefits in a lump sum. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided however, that the Employer shall have the right to accelerate installment payments without a premium or prepayment penalty by paying the Account Balance in a lump sum or pursuant to a Monthly Installment Method using fewer months (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

11.2. AMENDMENT. Any Employer may, at any time, amend or modify the Plan in
      ---------
      whole or in part with respect to that Employer by the action of its board of directors; provided, however, that no amendment or modification shall be effective to decrease or restrict the value of a Participant's Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification or, if the
--------------------------------------------------------------------------------

                                     -24-
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NATIONAL GOLF PROPERTIES, INC.

Deferred Compensation Plan
          Master Plan Document
================================================================================

      amendment or modification occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired as of the effective date of the amendment or modification. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate installment payments by paying the Account Balance in a lump sum or pursuant to a Monthly Installment Method using fewer months (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

11.3. EFFECT OF PAYMENT. The full payment of the applicable benefit under
      -----------------
      Articles 4, 5, 6, 7 or 8 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's Plan Agreement shall terminate.

                                 ARTICLE XII.
                                ADMINISTRATION

12.1. COMMITTEE DUTIES. This Plan shall be administered by a Committee which
      ----------------
      shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

12.2. AGENTS. In the administration of this Plan, the Committee may, from time
      ------
      to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

12.3. BINDING EFFECT OF DECISIONS. The decision or action of the Committee with
      ---------------------------
      respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

12.4. INDEMNITY OF COMMITTEE. All Employers shall indemnify and hold harmless
      ----------------------
      the members of the Committee, and any Employee to whom the duties of the Committee may be delegated, against any and all claims, losses, damages, expenses or liabilities arising
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                                     -25-

NATIONAL GOLF PROPERTIES, INC.

Deferred Compensation Plan
          Master Plan Document
================================================================================

      from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee or any of its members or any such Employee.

12.5. EMPLOYER INFORMATION. To enable the Committee to perform its functions,
      --------------------
      each Employer shall supply full and timely information to the Committee on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee may reasonably require.

                                 ARTICLE XIII.
                         OTHER BENEFITS AND AGREEMENTS

13.1. COORDINATION WITH OTHER BENEFITS. The benefits provided for a Participant
      --------------------------------
      and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

                                 ARTICLE XIV.
                               CLAIMS PROCEDURES

14.1. PRESENTATION OF CLAIM. Any Participant or Beneficiary of a deceased
      ---------------------
      Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

14.2. NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim
      ------------------------
      within a reasonable time, and shall notify the Claimant in writing:

      (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

      (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

          (i) the specific reason(s) for the denial of the claim, or any part of it;

          (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

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                                     -26-
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          Master Plan Document
================================================================================

          (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

          (iv)  an explanation of the claim review procedure set forth in
                Section 14.3 below.

14.3. REVIEW OF A DENIED CLAIM. Within 60 days after receiving a notice from the
      ------------------------
      Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

      (a) may review pertinent documents;

      (b) may submit written comments or other documents; and/or

      (c) may request a hearing, which the Committee, in its sole discretion, may grant.

14.4. DECISION ON REVIEW. The Committee shall render its decision on review
      ------------------
      promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

      (a) specific reasons for the decision;

      (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

      (c) such other matters as the Committee deems relevant.

14.5. LEGAL ACTION. A Claimant's compliance with the foregoing provisions of
      ------------
      this Article 14 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

                                  ARTICLE XV.
                                     TRUST

15.1. ESTABLISHMENT OF THE TRUST. The Company shall establish the Trust, and
      --------------------------
      each Employer shall at least annually transfer over to the Trust such assets as the Employer determines, in its sole discretion, are necessary to provide, on a present value basis, for its respective future liabilities created with respect to the Annual Deferral Amounts, Annual Company Contribution Amounts, Company Matching Amounts, Annual Stock Option Amounts
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                                     -27-
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NATIONAL GOLF PROPERTIES, INC.

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          Master Plan Document
================================================================================

      and Annual Restricted Stock Amounts for such Employer's Participants for all periods prior to the transfer, as well as any debits and credits to the Participants' Account Balances for all periods prior to the transfer, taking into consideration the value of the assets in the trust at the time of the transfer.

15.2. INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan
      -------------------------------------------
      and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan.

15.3. DISTRIBUTIONS FROM THE TRUST. Each Employer's obligations under the Plan
      ----------------------------
      may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Plan.

15.4. STOCK TRANSFERRED TO THE TRUST. Notwithstanding any other provision of
      ------------------------------
      this Plan or the Trust: (i) if Trust assets are distributed to a Participant in a distribution which reduces the Participant's Stock Option Account balance under this Plan, such distribution must be made in the form of Stock during every 6 month period beginning on the date an Eligible Stock Option of the Participant is exercised, to the extent of the Qualifying Gain deferred in accordance with Section 3.7 with respect to that Eligible Stock Option; and (ii) any Stock transferred to the Trust in accordance with Section 3.7 may not be otherwise distributed or disposed of by the Trustee until at least 6 months after the date such Stock is transferred to the Trust.

                                 ARTICLE XVI.
                                 MISCELLANEOUS

16.1. STATUS OF PLAN. The Plan is intended to be a plan that is not qualified
      --------------
      within the meaning of Code Section 401 (a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employee" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

16.2. UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries, heirs,
      --------------------------
      successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

16.3. EMPLOYER'S LIABILITY. An Employer's liability for the payment of benefits
      --------------------
      shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer
--------------------------------------------------------------------------------

NATIONAL GOLF PROPERTIES, INC.

Deferred Compensation Plan
          Master Plan Document
================================================================================

      and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

16.4. NONASSIGNABILITY. Neither a Participant nor any other person shall have
      ----------------
      any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

16.5. NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall
      ----------------------------
      not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer, either as an Employee or a Director, or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

16.6. FURNISHING INFORMATION. A Participant or his or her Beneficiary will
      ----------------------
      cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

16.7. TERMS. Whenever any words are used herein in the masculine, they shall be
      -----
      construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

16.8. CAPTIONS. The captions of the articles, sections and paragraphs of this
      --------
      Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

16.9. GOVERNING LAW. Subject to ERISA, the provisions of this Plan shall be
      -------------
      construed and interpreted according to the internal laws of the State of California without regard to its conflicts of laws principles.
--------------------------------------------------------------------------------

NATIONAL GOLF PROPERTIES, INC.

Deferred Compensation Plan
          Master Plan Document
================================================================================

16.10. NOTICE. Any notice or filing required or permitted to be given to the
       ------
       Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                General Counsel, National Golf Properties, Inc.
                2951 28th Street, Suite 3001
                Santa Monica, California 90405-2961

       Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

       Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

16.11. SUCCESSORS. The provisions of this Plan shall bind and inure to the
       ----------
       benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

16.12. SPOUSE'S INTEREST. The interest in the benefits hereunder of a spouse of
       -----------------
       a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

16.13. VALIDITY. In case any provision of this Plan shall be illegal or invalid
       --------
       for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

16.14. INCOMPETENT. If the Committee determines in its discretion that a benefit
       -----------
       under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

16.15. COURT ORDER. The Committee is authorized to make any payments directed
       -----------
       by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion, shall have the right,
--------------------------------------------------------------------------------

NATIONAL GOLF PROPERTIES, INC.

Deferred Compensation Plan
          Master Plan Document
================================================================================

       notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

16.16. DISTRIBUTION IN THE EVENT OF TAXATION.
       -------------------------------------

       (a) IN GENERAL. If, for any reason, all or any portion of a Participant's
           ----------
           benefits under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee before a Change in Control, or the trustee of the Trust after a Change in Control, for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld (and, after a Change in Control, shall be granted), a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

       (b) TRUST. If the Trust terminates in accordance with the provisions of
           -----
           the Trust and benefits are distributed from the Trust to a Participant in accordance with such provisions, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

16.17. INSURANCE. The Employers, on their own behalf or on behalf of the
       ---------
       trustee of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Employers or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Employers shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Employers have applied for insurance.

16.18. LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL. The Company and
       ----------------------------------------------------
       each Employer is aware that upon the occurrence of a Change in Control, the Board or the board of directors of a Participant's Employer (which might then be composed of new members) or a shareholder of the Company or the Participant's Employer, or of any successor corporation might then cause or attempt to cause the Company, the Participant's Employer or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company or the Participant's Employer to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company, the Participant's Employer or any successor corporation has failed to
--------------------------------------------------------------------------------

NATIONAL GOLF PROPERTIES, INC.

Deferred Compensation Plan
          Master Plan Document
================================================================================

       comply with any of its obligations under the Plan or any agreement thereunder or, if the Company, such Employer or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company and the Participant's Employer irrevocably authorize such Participant to retain counsel of his or her choice at the expense of the Company and the Participant's Employer (who shall be jointly and severally liable) to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, the Participant's Employer or any director, officer, shareholder or other person affiliated with the Company, the Participant's Employer or any successor thereto in any jurisdiction.

16.19. STATUS OF COMPANY AS A REIT. Notwithstanding any provision of this Plan
       ---------------------------
       or any Participant's election to the contrary, the Company and the Committee shall have the right at any time, and from time to time, to amend or terminate this Plan or to take any other action which it or they deem to be necessary or appropriate in order to avoid or cure any impairment of the Company's status as a real estate investment trust under Sections 856 et. seq. of the Code or to avoid or cure any violation of the Company's Restated Certificate of Incorporation.

          IN WITNESS WHEREOF, the Company and National Golf Operating Partnership, L.P. have signed this Plan document as of June 1, 1997.

                                    "Company"

                                    National Golf Properties, Inc., a Maryland
                                     corporation

                                    By:    /s/ Richard C. Price
                                       -----------------------------------

                                    Title: President
                                           -------------------------------


                                    National Golf Operating Partnership, L.P.,
                                     a Delaware limited partnership

                                    By: National Golf Properties, Inc.,
                                        a Maryland Corporation, its general
                                        partner

                                    By:    /s/ Richard C. Price
                                       -----------------------------------
                                    Title: President
                                           -------------------------------

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                                     -32-